Filed pursuant to Rule 497

File No. 333-205540

Rule 482ad

EAGLE POINT CREDIT COMPANY INC. ANNOUNCES EXERCISE OF OVERALLOTMENT OPTION IN OFFERING OF COMMON STOCK

05/05/2017

GREENWICH, Conn. – (BUSINESS WIRE) – Eagle Point Credit Company Inc. (the “Company”) (NYSE:ECC, NYSE:ECCA, NYSE:ECCB, NYSE:ECCZ) today announced that it has completed the sale of an additional 202,500 shares of its common stock pursuant to the exercise by the underwriters of the overallotment option granted to them in connection with the public offering of 1,350,000 shares of its common stock, which was completed on April 25, 2017. The exercise of the overallotment option resulted in additional net proceeds to the Company of approximately $3.8 million after payment of underwriting discounts and commissions and a structuring fee payable by the Company.

The Company plans to use the net proceeds from the offering of its common stock to acquire investments in accordance with its investment objectives and strategies and for general working capital purposes.

Keefe, Bruyette & Woods, A Stifel Company acted as sole book-running manager for the offering. Ladenburg Thalmann & Co. Inc., Oppenheimer & Co. Inc. and Wunderlich Securities, Inc. acted as passive book-runners for the offering. FBR Capital Markets & Co., MUFG Securities Americas Inc. and National Securities Corporation, a wholly owned subsidiary of National Holdings Corporation (NASDAQ:NHLD), acted as co-managers for the offering.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The prospectus supplement dated April 20, 2017 and the accompanying prospectus dated September 16, 2016, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing. The prospectus supplement, the accompanying prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. Copies of the prospectus and related prospectus supplement may be obtained by writing Keefe, Bruyette & Woods, Inc. at Attn: Equity Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019, by calling toll-free 1-800-966-1559 or by sending an e-mail to: syndprospectus@stifel.com; copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov.

ABOUT EAGLE POINT CREDIT COMPANY

The Company is a non-diversified, closed-end management investment company. The Company’s investment objectives are to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of collateralized loan obligations. The Company is externally managed and advised by Eagle Point Credit Management LLC. The principals of Eagle Point Credit Management LLC are Thomas P. Majewski, Daniel W. Ko and Daniel M. Spinner.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Source: Eagle Point Credit Company Inc.

Investor Relations:

ICR

203-340-8510

ir@EaglePointCredit.com

www.eaglepointcreditcompany.com